UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. )

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to Rule 14a-12

KARUNA THERAPEUTICS, INC.
(Name of Registrant as Specified in its Charter)

BRISTOL-MYERS SQUIBB COMPANY
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Filed by Bristol-Myers Squibb Company
Pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934, as amended
Subject Company: Karuna Therapeutics, Inc.
Commission File No.: 001-38958

This filing contains the following communications related to the potential acquisition of Karuna Therapeutics, Inc. (“Karuna”) by Bristol-Myers Squibb Company (“BMS”):

1.	Investor presentation published on December 22, 2023.
2.	Social media posts of BMS published on December 22, 2023.
3.	Transaction infographic dated December 22, 2023.
4.	Form of letter sent to clinical trial investigators on December 22, 2023.
5.	Form of letter sent to business partners on December 22, 2023.
6.	Form of letter sent to patient advocacy groups on December 22, 2023.
7.	Form of letter sent to regulators on December 22, 2023.

1.	The following is an investor presentation related to the potential acquisition of Karuna by BMS, published on December 22, 2023.

 Bristol Myers Squibb to Acquire Karuna Therapeutics  December 22, 2023

 Additional Information and Where to Find it  In connection with the proposed acquisition of Karuna Therapeutics by Bristol Myers Squibb, Karuna Therapeutics intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Karuna Therapeutics in advance of the special meeting relating to the proposed acquisition. This communication is not a substitute for the proxy statement or any other document that may be filed by Karuna Therapeutics with the SEC. KARUNA THERAPEUTICS’ STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND KARUNA THERAPEUTICS WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE  PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Karuna Therapeutics, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Karuna Therapeutics make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Karuna Therapeutics’ website at https://karunatx.com/, respectively, copies of materials they file with, or furnish to, the SEC.  Participants in the Solicitation  This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Bristol Myers Squibb, Karuna Therapeutics and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Karuna Therapeutics in connection with the proposed acquisition. Information regarding Bristol Myers Squibb’s directors and executive officers is contained in Bristol Myers Squibb’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Karuna Therapeutics’ directors and executive officers is contained in Karuna Therapeutics’ definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 27, 2023. To the extent holdings of Bristol Myers Squibb’s or Karuna Therapeutics’ securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Bristol Myers Squibb’s website at www.bms.com and Karuna Therapeutics’ website at https://karunatx.com/.  Cautionary Statement Regarding Forward-Looking Statements  This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the proposed acquisition of Karuna Therapeutics by Bristol Myers Squibb, the expected timetable for completing the transaction, future opportunities for the combined businesses, the expected benefits of Bristol Myers Squibb’s acquisition of Karuna Therapeutics and the development and commercialization of Karuna Therapeutics’ product candidates, including the therapeutic and commercial potential of KarXT and Karuna Therapeutics’ other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond our control and could cause actual outcomes and results to differ materially from those expressed in, or implied by, the forward-looking statements. Actual results may differ materially because of numerous risks and uncertainties including with respect to (i) the approval of Karuna Therapeutics’ stockholders of the proposed acquisition, which may be delayed or may not be obtained, (ii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iii) the risk that legal proceedings may be instituted related to the merger agreement, (iv) any competing offers or acquisition proposals for Karuna Therapeutics, (v) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, including the response of business partners and competitors to the announcement of the proposed acquisition or difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. No forward-looking statement can be guaranteed. Forward-looking statements in this communication should be evaluated together with the many risks and uncertainties that affect Bristol Myers Squibb’s business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2022, and Karuna Therapeutics’ business, particularly those identified in the risk factors discussion in Karuna Therapeutics’ Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Bristol Myers Squibb or Karuna Therapeutics from time to time with the SEC. Neither Bristol Myers Squibb nor Karuna Therapeutics undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made and readers are cautioned not to place undue reliance on such statements.  5  Forward Looking Statements

 Use of Non-GAAP Financial Information and Financial Guidance  In discussing financial guidance, Bristol Myers Squibb refers to financial measures that are not in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The non-GAAP financial measures are provided as supplemental information to the financial measures presented in this communication that are calculated and presented in accordance with GAAP and are presented because management has evaluated the company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the company’s baseline performance, supplement or enhance management, analysts and investors overall understanding of the company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods.  Non-GAAP earnings and related EPS information are adjusted to exclude certain costs, expenses, gains and losses and other specified items that are evaluated on an individual basis after considering their quantitative and qualitative aspects and typically have one or more of the following characteristics, such as being highly variable, difficult to project, unusual in nature, significant to the results of a particular period or not indicative of past or future operating results. These items are excluded from non-GAAP earnings and related EPS information because Bristol Myers Squibb believes they neither relate to the ordinary course of Bristol Myers Squibb’s business nor reflect Bristol Myers Squibb’s underlying business performance. Similar charges or gains were recognized in prior periods and will likely reoccur in future periods.  Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to or as a substitute for the related financial measures that are prepared in accordance with GAAP and are not intended to be considered in isolation and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in method and in the items being adjusted. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.  A reconciliation of the forward-looking non-GAAP measures presented in this communication is not provided due to the inherent difficulty in forecasting and quantifying items that are necessary for such reconciliation. Namely, we are not able to reliably predict the impact of specified items such as unwind of inventory purchase price adjustments, accelerated depreciation and impairment of property, plant and equipment and intangible assets and stock compensation resulting from acquisition-related equity awards, or currency exchange rates beyond the next twelve months. As a result, the reconciliation of these non-GAAP measures to the most directly comparable GAAP measures is not available without unreasonable effort. In addition, Bristol Myers Squibb believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on our future GAAP results. In addition, the non-GAAP financial guidance in this communication excludes the impact of any potential additional future strategic acquisitions and divestitures and any specified items that have not yet been identified and quantified. The financial guidance is subject to risks and uncertainties applicable to all forward-looking statements as described elsewhere in this communication.  5  Non-GAAP Financial Information

 Our overarching goal is to achieve sustainable, top-quartile growth  Increase company growth rate  Maximize potential of the internal portfolio and pipeline Complement internal assets with disciplined business development  5

 Acquisition of Karuna expands and strengthens our presence in neuroscience while augmenting our growth profile  Adds Lead Asset KarXT  Potential first-in-class treatment in schizophrenia and first-in-disease treatment in Alzheimer’s disease psychosis (ADP)  Antipsychotic with novel M1/M4 receptor agonism; U.S. PDUFA date late Q3 2024  Compelling efficacy and differentiated safety  Multi-billion-dollar peak sales opportunities across multiple indications  Promising Early-Stage Opportunities  Transaction is expected to close in 1H 2024, subject to customary reviews  5

Karuna accelerates the expansion and diversification of BMS's neuroscience portfolio

BMS NEUROSCIENCE PORTFOLIO

PHASE 1	PHASE 2*	REG / PHASE 3	FILED / APPROVED
TYK2-CNSi (MS) *Transitioning to Phase 1*	anti-MTBR tau (Alzheimer's)	(K) KarXT (Adjunctive SCZ)	Zeposia (MS)
(K) KAR-2618 (Mood/anxiety)	eIF2B (ALS and Alzheimer's disease)	(K) KarXT (ADP)	(K) KarXT (Monotherapy SCZ) *PDUFA Date: Sept. 26, 2024*
(K) Pre-Clinical Asset (confidential), *Transitioning to Phase 1*	FAAH/MGLL (Other)	(K) KarXT (Alzheimer's disease agitation)	
(K) Other Early-Stage Opportunities *(Autism, depression, mania, anxiety, and migraine - across clinical and preclinical assets)*	(K) KarXT (bipolar I disorder)	Incremental opportunities	*Potential to accelerate BMS entry in Alzheimer's*
	Incremental opportunities		

(K) Karuna Therapeutics

Bristol Myers Squibb

* Assets are Phase 2 ready
Transaction is expected to close in 1H 2024, subject to customary reviews

6

KarXT: Starting next year, opportunity for series of indications supporting continued growth

Pipeline and future indications

Alzheimer's disease psychosis registrational data
>6M[2] people living with AD in U.S.

Bipolar I Disorder registrational data
Impacts ~1.4M[1] patients in U.S.

Alzheimer's Disease Agitation registrational data
>6M[2] people living with AD in U.S.

Adjunctive schizophrenia Phase 3 data
Expansion within schizophrenia

Schizophrenia approval
~1.6M[1] treated patients in the U.S.

Long-acting injectable

2024 | 2025 | 2026-2028 | 2029+

Bristol Myers Squibb

Source 1: DRG - Clarivate, as of July 2023.
Source 2: "Alzheimer's Disease Association Facts and Figures," 2023.

7

Karuna pipeline addresses neurological and psychiatric conditions

PIPELINE OVERVIEW

Asset	Indication	Stage reached
KarXT (xanomeline-trospium) *(M1 / M4 muscarinic agonist)*	Schizophrenia — *Potential to treat negative and cognitive symptoms in addition to positive symptoms of SCZ*	Reg.
	Schizophrenia - adjunctive therapy *(Registrational trial)*	P3
	Alzheimer's disease psychosis *(Registrational acute and relapse prevention trials)*	P3
	Alzheimer's disease agitation *(Ph.3 ready)*	P2
	Bipolar I disorder *(Ph.2 ready)*	P1
	Long-acting formulation	Preclinical
KAR-2618 *(TRPC4/5 inhibitor)*	Mood and anxiety disorders	P1
Pre-Clinical Asset *(confidential), Transitioning to Phase 1*		
Other Early-Stage Opportunities		

KEY MILESTONES

- **September 26, 2024**
  PDUFA date
- **2025**
  Topline data for ARISE
- **2026**
  Topline data from ADEPT-1 and ADEPT-2

LEGEND

- In development by Karuna Therapeutics (shaded bars): Schizophrenia; Schizophrenia - adjunctive therapy; Alzheimer's disease psychosis; Mood and anxiety disorders
- Bristol Myers Squibb plans to develop (outlined bars): Alzheimer's disease agitation; Bipolar I disorder; Long-acting formulation

Bristol Myers Squibb™
8

 KarXT: Potential first-in-class antipsychotic with unique MoA leading to differentiated efficacy and safety  M1/M4  Unique 2-Drug Combination KarXT = Xanomeline + Trospium  Xanomeline: Direct acting M1/M4 muscarinic agonist with potential to be effective in cholinergic deficient conditions  Acts directly at muscarinic receptors with potential advantages over acetylcholine requiring PAMs e.g. in Alzheimer’s  M1 agonism alongside M4 activity in KarXT could uniquely improve cognitive functions  Trospium: peripheral muscarinic antagonist to reduce side-effects  Compelling efficacy and safety in schizophrenia based on Phase 3 data  Expected launch in schizophrenia in late 2024  Complementary MoA and differentiated safety support potential to be first approved adjunctive treatment in schizophrenia  Opportunity to be first agent approved in Alzheimer's Disease Psychosis  Patent protection through mid-2030s  10

 KarXT in schizophrenia: Compelling efficacy and differentiated safety profile across three studies  COMPELLING EFFICACY  DIFFERENTIATED SAFETY PROFILE  EMERGENT-1, 2 And 3 Trials of KarXT in Schizophrenia  Primary endpoint: Change in baseline PANSS total score vs. placebo at Week 5  KarXT is not associated with common side effects of approved treatments, including weight gain, increase in prolactin levels, extrapyramidal symptoms, akathisia and/or sedation  Discontinuation due to TEAEs was similar between KarXT and placebo  Most common TEAEs were mild to moderate, with most being cholinergic and resolving over time with repeated dosing  10

 Expansion opportunities supporting future growth  10  IN REGISTRATIONAL DEVELOPMENT BY KARUNA  Adjunctive schizophrenia  Alzheimer’s disease psychosis  Need to improve on current SOC agents  KarXT has complementary MoA with differentiated safety  ARISE registrational trial underway  No approved therapies  Compelling data from Xanomeline alone  Acts directly at muscarinic receptors unlike PAMs that require acetylcholine conditions  Data expected 2025  M1 agonism alongside M4 activity in KarXT could uniquely improve cognition  ADEPT registrational trials underway  Data expected 2026  FUTURE INDICATIONS  Alzheimer’s disease agitation  Bipolar I disorder  Xanomeline has demonstrated promising clinical data across symptomatology in Alzheimer’s disease  M1/M4 activation believed to modulate dopamine mediated manic behaviors while preserving cognition

Indications currently in development comprise large patient populations and high unmet need

SCHIZOPHRENIA

~1.6M
people[1]
in U.S. are treated for schizophrenia

~70%
of patients
on current therapies are not well managed

High unmet need for new option that provides strong efficacy, clean safety and ability to add onto existing medicines

ALZHEIMER'S DISEASE PSYCHOSIS

>6M
people[2]
in the U.S. living with Alzheimer's disease

~40%
of diagnosed patients
have psychosis

- Currently no approved treatments for ADP
- Same physician call point as Alzheimer's disease

Potential first-in-disease treatment for ADP, an area with significant disease burden

Bristol Myers Squibb

Source 1: DRG - Clarivate, as of July 2023.
Source 2: "Alzheimer's Disease Association Facts and Figures," 2023.

12

KarXT's benefit-risk profile is clearly differentiated

	Risperidone[1]	Olanzapine[2]	Quetiapine IR[3]	Aripiprazole[4]	Lurasidone[5]	REXULTI brexpiprazole tablets Brexpiprazole[6]	Vraylar (cariprazine) capsules Cariprazine[7]	CAPLYTA (lumateperone) capsules Lumateperone[8]	KarXT*
PANSS Placebo-subtracted difference	-6.0[9]	-8.9[5,10]	-7.8[11]	-8.8	-8.2	-6.5	-8.3	-5.0	**-9.9**
Effect size[12]	0.6	0.6	0.4	0.4	0.3	0.3[13]	0.4[14]	0.3[15]	**0.65**
Weight increase >7% of weight short-term trials	21%	22%	23%	8%	5%	11%	8%	9%[16]	**5.3%**
EPS	17%	32%	15%	13%	14%	5%	19%	7%	**1.5%**
Sedation/ somnolence*	10%	29%	18%	12%	17%	2%	8%	24%	**4.7%**
Nausea	9%	Not reported	Not reported	15%	10%	Not reported	7%	9%	17.1%
Vomiting	Not reported	4%	6%	11%	8%	Not reported	5%	3%	10.9%

All data come from the prescribing information except PANSS data for risperidone, olanzapine, and quetiapine IR as well as the weight for lumateperone. Pooled data for adverse events are shown when available; if unavailable, the highest incidence is reported. Data is used for reference and for illustrative purposes only; no head-to-head comparisons conducted.
*Sedation and somnolence data are shown as reported; if both were reported, they have been combined (aripiprazole and KarXT).

Source: 1. Risperdal. Prescribing information. Janssen Pharmaceuticals, Inc.; 2022. 2. Zyprexa. Prescribing information. Eli Lilly and Company; 2021. 3. Seroquel. Prescribing information. AstraZeneca; 2009. 4. Abilify. Prescribing information. Otsuka Pharmaceutical Co., Ltd.; 2022. 5. Latuda. Prescribing information. Sunovion Pharmaceuticals Inc.; 2022. 6. Rexulti. Prescribing information. Otsuka Pharmaceutical Co., Ltd.; 2021. 7. Vraylar. Prescribing information. Allergan; 2022. 8. Caplyta. Prescribing information. Intra-Cellular Therapies, Inc.; 2022. 9. Lieberman JA, et al. *Biol Psychiatry*. 2016;79(12):952-961. 10. Lybalvi. Prescribing information. Alkermes, Inc.; 2021. 11. Seroquel XR. Prescribing information. AstraZeneca; 2022. 12. Leucht S, et al. *Lancet*. 2013;382(9896):951-962.13. Correll CU, et al. *Schizophr Res*. 2016;174(1-3):82-92. 14. Marder S, et al. *Eur Neuropsychopharmacol*. 2019;29(1):127-136. 15. Correll CU, et al. *JAMA Psychiatry*. 2020;77(4):349-358. 16. Kane JM, et al. *International Clinical Psychopharmacology*. 2021;36:244-250.

*KarXT data is pooled from EMERGENT 1-3.

Bristol Myers Squibb™

For illustrative purposes only. Drawn from several data sources. Cross-trial comparisons not intended

13

 We have a robust go-to-market strategy  14  Patients & Caregivers  HCPs:  Psychiatry/NP  /PAs/RNs  Payers/ Medicaid/ Medicare  Community Mental Health Centers  Administrative Staff  Building commercial readiness  Patients  Initially targeting patients who do  not respond or cannot tolerate generic atypicals  Key Prescribers  Psychiatrists and psychiatry NPs, PAs, RNs  Key Centers for Schizophrenia  Private medical practices, community mental health centers and psychiatric institutions  Integrated Approach  Caregivers with patients  State-Level Medicaid  Strong patient support and local payer and advocacy  Transaction is expected to close in 1H 2024, subject to customary reviews

Significant opportunity for value creation for BMS, strengthening our presence in Neuroscience

Financial overview of the acquisition of Karuna Therapeutics

Transaction Details

- Purchase price: $330.00/share in an all-cash transaction
- ~53% premium to closing share price as of Dec. 21, 2023
- Total consideration: ~$14.0B implied transaction value, net of estimated cash of ~$12.7B
- Will fund transaction primarily with new debt

Deal Value

- KarXT:
  - PDUFA Sept. 26, 2024
  - Multi-billion-dollar sales potential
  - Opportunity for series of indications supporting continued growth
- Additional value from pipeline of assets

Financial Impact*

- Closing expected 1H 2024
- Expect ~$0.30 non-GAAP dilution/share in 2024, primarily from financing costs
- Maintain operating margin above 37%
- 2024 Guidance to be provided on Q4 2023 Earnings Call

Capital Allocation

- No change to capital allocation priorities
- Retain capacity for additional business development
- Remain committed to the dividend
- Committed to maintaining strong investment grade rating

*See Forward-Looking Statements and Non-GAAP Financial Information.
Transaction is expected to close in 1H 2024, subject to customary reviews

Bristol Myers Squibb™ 15

Q&A  16  Chris Boerner, Ph.D.  Chief Executive Officer  Adam Lenkowsky  Executive Vice President,  Chief Commercialization Officer  David Elkins  Executive Vice President, Chief Financial Officer  Samit Hirawat, M.D.  Executive Vice President, Chief Medical Officer, Global Drug Development  Robert Plenge, M.D., Ph.D.  Executive Vice President, Chief Research Officer, Head of Research  Richard Hargreaves, Ph.D.  Senior Vice President, Neuroscience Thematic Research Center

2.	The following are social media posts of BMS related to the potential acquisition of Karuna by BMS, published on December 22, 2023.

BMS-KRTX Social Media Posts

LinkedIn:

FOUND AT: https://www.linkedin.com/feed/update/urn:li:activity:7143936990932078592

Twitter/X:

FOUND AT: https://twitter.com/bmsnews/status/1738171282267541560

FOUND AT: https://twitter.com/bmsnews/status/1738171533141369340

Additional Information and Where to Find It

In connection with the proposed acquisition of Karuna Therapeutics by Bristol Myers Squibb, Karuna Therapeutics intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Karuna Therapeutics in advance of the special meeting relating to the proposed acquisition. This communication is not a substitute for the proxy statement or any other document that may be filed by Karuna Therapeutics with the SEC. KARUNA THERAPEUTICS’ STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND KARUNA THERAPEUTICS WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Karuna Therapeutics, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Karuna Therapeutics make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Karuna Therapeutics’ website at https://karunatx.com/, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Bristol Myers Squibb, Karuna Therapeutics and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Karuna Therapeutics in connection with the proposed acquisition. Information regarding Bristol Myers Squibb’s directors and executive officers is contained in Bristol Myer Squibb’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Karuna Therapeutics’ directors and executive officers is contained in Karuna Therapeutics’ definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 27, 2023. To the extent holdings of Bristol Myers Squibb’s or Karuna Therapeutics’ securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Bristol Myers Squibb’s website at www.bms.com and Karuna Therapeutics’ website at https://karunatx.com/.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the proposed acquisition of Karuna Therapeutics by Bristol Myers Squibb, the expected timetable for completing the transaction, future opportunities for the combined businesses, the expected benefits of Bristol Myers Squibb’s acquisition of Karuna Therapeutics and the development and commercialization of Karuna Therapeutics’ product candidates, including the therapeutic and commercial potential of KarXT and Karuna Therapeutics’ other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond our control and could cause actual outcomes and results to differ materially from those expressed in, or implied by, the forward-looking statements. Actual results may differ materially because of numerous risks and uncertainties including with respect to (i) the approval of Karuna Therapeutics’ stockholders of the proposed acquisition, which may be delayed or may not be obtained, (ii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iii) the risk that legal proceedings may be instituted related to the merger agreement, (iv) any competing offers or acquisition proposals for Karuna Therapeutics, (v) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, including the response of business partners and competitors to the announcement of the proposed acquisition or difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. No forward-looking statement can be guaranteed. Forward-looking statements in this communication should be evaluated together with the many risks and uncertainties that affect Bristol Myers Squibb’s business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2022, and Karuna Therapeutics’ business, particularly those identified in the risk factors discussion in Karuna Therapeutics’ Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Bristol Myers Squibb or Karuna Therapeutics from time to time with the SEC. Neither Bristol Myers Squibb nor Karuna Therapeutics undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made and readers are cautioned not to place undue reliance on such statements.

3.	The following is a transaction infographic related to the potential acquisition of Karuna by BMS, dated December 22, 2023.

Bristol Myers Squibb Strengthens and Diversifies Presence in Neuroscience with Acquisition of Karuna Therapeutics

Transaction strengthens BMS’ neuroscience portfolio with addition of KarXT, a first-in-class M1 and M4 muscarinic receptor agonist, and an early-stage and pre-clinical pipeline

Delivering Meaningful Benefits to Patients with KarXT

KarXT has meaningful and expanding revenue potential for schizophrenia with upside in additional indications:

SCHIZOPHRENIA

KarXT is expected to launch in late 2024 in the U.S. as a treatment for schizophrenia in adults, with a PDUFA date of 9/26/24. There are ~1.6M1 people treated for schizophrenia in the U.S., a significant portion of whom do not respond to currently available therapies and experience unacceptable side effects.

ALZHEIMER’S DISEASE PSYCHOSIS

Registrational clinical trials are currently underway evaluating KarXT for treatment of Alzheimer’s disease psychosis, with data expected in 2026. There are more than 6M2 people living with Alzheimer’s disease in the U.S. There are currently no approved treatments for Alzheimer’s disease psychosis.

ADJUNCTIVE SCHIZOPHRENIA

A registrational clinical trial is currently underway evaluating KarXT as an adjunctive treatment with current standard of care agents for treatment of schizophrenia, with data expected in 2025.

ADDITIONAL INDICATIONS

BMS believes KarXT also has potential in additional indications, including Bipolar I disorder, which impacts
~1.4M1 people in the U.S., and Alzheimer’s disease agitation.

1	Source: DRG – Clarivate, as of July 2023.
2	Source: Alzheimer’s Disease Association, 2023.

Additional Information and Where to Find it

In connection with the proposed acquisition of Karuna Therapeutics by Bristol Myers Squibb, Karuna Therapeutics intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Karuna Therapeutics in advance of the special meeting relating to the proposed acquisition. This communication is not a substitute for the proxy statement or any other document that may be filed by Karuna Therapeutics with the SEC. KARUNA THERAPEUTICS’ STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND KARUNA THERAPEUTICS WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE

PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Karuna Therapeutics, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Karuna Therapeutics make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Karuna Therapeutics’ website at https://karunatx.com/, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Bristol Myers Squibb, Karuna Therapeutics and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Karuna Therapeutics in connection with the proposed acquisition. Information regarding Bristol Myers Squibb’s directors and executive officers is contained in Bristol Myer Squibb’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Karuna Therapeutics’ directors and executive officers is contained in Karuna Therapeutics’ definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 27, 2023. To the extent holdings of Bristol Myers Squibb’s or Karuna Therapeutics’ securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Bristol Myers Squibb’s website at www.bms.com and Karuna Therapeutics’ website at https://karunatx.com/.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the proposed acquisition of Karuna Therapeutics by Bristol Myers Squibb, the expected timetable for completing the transaction, future opportunities for the combined businesses, the expected benefits of Bristol Myers Squibb’s acquisition of Karuna Therapeutics and the development and commercialization of Karuna Therapeutics’ product candidates, including the therapeutic and commercial potential of KarXT and Karuna Therapeutics’ other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond our control and could cause actual outcomes and results to differ materially from those expressed in, or implied by, the forward-looking statements. Actual results may differ materially because of numerous risks and uncertainties including with respect to (i) the approval of Karuna Therapeutics’ stockholders of the proposed acquisition, which may be delayed or may not be obtained, (ii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iii) the risk that legal proceedings may be instituted related to the merger agreement, (iv) any competing offers or acquisition proposals for Karuna Therapeutics, (v) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and

(vii) unanticipated difficulties or expenditures relating to the proposed acquisition, including the response of business partners and competitors to the announcement of the proposed acquisition or difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. No forward-looking statement can be guaranteed. Forward-looking statements in this communication should be evaluated together with the many risks and uncertainties that affect Bristol Myers Squibb’s business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2022, and Karuna Therapeutics’ business, particularly those identified in the risk factors discussion in Karuna Therapeutics’ Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Bristol Myers Squibb or Karuna Therapeutics from time to time with the SEC. Neither Bristol Myers Squibb nor Karuna Therapeutics undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made and readers are cautioned not to place undue reliance on such statements.

Use of Non-GAAP Financial Information and Financial Guidance

In discussing financial guidance, Bristol Myers Squibb refers to financial measures that are not in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The non-GAAP financial measures are provided as supplemental information to the financial measures presented in this communication that are calculated and presented in accordance with GAAP and are presented because management has evaluated the company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the company’s baseline performance, supplement or enhance management, analysts and investors overall understanding of the company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods.

Non-GAAP earnings and related EPS information are adjusted to exclude certain costs, expenses, gains and losses and other specified items that are evaluated on an individual basis after considering their quantitative and qualitative aspects and typically have one or more of the following characteristics, such as being highly variable, difficult to project, unusual in nature, significant to the results of a particular period or not indicative of past or future operating results. These items are excluded from non-GAAP earnings and related EPS information because Bristol Myers Squibb believes they neither relate to the ordinary course of Bristol Myers Squibb’s business nor reflect Bristol Myers Squibb’s underlying business performance. Similar charges or gains were recognized in prior periods and will likely reoccur in future periods.

Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to or as a substitute for the related financial measures that are prepared in accordance with GAAP and are not intended to be considered in isolation and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in method and in the items being adjusted. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

A reconciliation of the forward-looking non-GAAP measures presented in this communication is not provided due to the inherent difficulty in forecasting and quantifying items that are necessary for such reconciliation. Namely, we are not able to reliably predict the impact of specified items such as unwind of inventory purchase price adjustments, accelerated depreciation and impairment of property, plant and equipment and intangible assets and stock compensation resulting from acquisition-related equity awards, or currency exchange rates beyond the next twelve months. As a result, the reconciliation of these non-GAAP measures to the most directly comparable GAAP measures is not available without unreasonable effort. In addition, Bristol Myers Squibb believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on our future GAAP results. In addition, the non-GAAP financial guidance in this communication excludes the impact of any potential additional future strategic acquisitions and divestitures and any specified items that have not yet been identified and quantified. The financial guidance is subject to risks and uncertainties applicable to all forward-looking statements as described elsewhere in this communication.

4.	The following is a form of letter sent to clinical trial investigators on December 22, 2023.

Dear NAME,

I am excited to share that Bristol Myers Squibb announced an agreement to acquire Karuna Therapeutics, Inc., a biopharmaceutical company focused on delivering transformative medicines for people living with psychiatric and neurological conditions.

Karuna’s lead asset, KarXT, is an antipsychotic with a novel mechanism of action (MoA), which has resulted in a transformational profile in schizophrenia, with the potential to improve the lives of millions of patients who have limited to no treatment options. There are approximately 1.6 million people treated for schizophrenia in the U.S., a significant portion of whom do not respond to currently available therapies and experience unacceptable side effects. In clinical trials, KarXT has demonstrated improvements in cognition and is not associated with common side effects of currently approved treatments. Karuna’s New Drug Application (NDA) for KarXT for the treatment of schizophrenia has a Prescription Drug User Fee Act (PDUFA) date of September 26, 2024.

We also believe KarXT has promise to address additional areas of significant unmet medical need in the neuropsychiatric space. In addition to September’s PDUFA date, there are currently registrational trials underway evaluating KarXT as an adjunctive treatment in schizophrenia, and as a first-in-disease treatment for Alzheimer’s associated psychosis. BMS also sees potential for KarXT in multiple other indications, including Bipolar I disorder and Alzheimer’s disease agitation, as well as in Karuna’s early-stage and pre-clinical pipeline.

With Bristol Myers Squibb’s long-standing expertise in developing and commercializing medicines on a global scale, and legacy of success in neuroscience, we believe we will be well-positioned to ensure KarXT and the other assets in Karuna’s pipeline reach those living with these diseases.

In terms of next steps, we anticipate the transaction to close in the first half of 2024, subject to customary closing conditions. Until then, Bristol Myers Squibb and Karuna will continue to operate as separate and independent companies.

Your partnership is critical in advancing the science and development of our therapies, and we truly appreciate your continued role in helping us achieve success in our clinical development programs. As always, if you have any questions, please feel free to reach out to me.

On behalf of all of us at Bristol Myers Squibb, I wish you a happy and healthy holiday season.

Sincerely,

NAME
TITLE, Bristol Myers Squibb

Additional Information and Where to Find It

In connection with the proposed acquisition of Karuna Therapeutics by Bristol Myers Squibb, Karuna Therapeutics intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Karuna Therapeutics in advance of the special meeting relating to the proposed acquisition. This communication is not a substitute for the proxy statement or any other document that may be filed by Karuna Therapeutics with the SEC. KARUNA THERAPEUTICS’ STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND KARUNA THERAPEUTICS WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Karuna Therapeutics, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Karuna Therapeutics make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Karuna Therapeutics’ website at https://karunatx.com/, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Bristol Myers Squibb, Karuna Therapeutics and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Karuna Therapeutics in connection with the proposed acquisition. Information regarding Bristol Myers Squibb’s directors and executive officers is contained in Bristol Myer Squibb’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Karuna Therapeutics’ directors and executive officers is contained in Karuna Therapeutics’ definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 27, 2023. To the extent holdings of Bristol Myers Squibb’s or Karuna Therapeutics’ securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Bristol Myers Squibb’s website at www.bms.com and Karuna Therapeutics’ website at https://karunatx.com/.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the proposed acquisition of Karuna Therapeutics by Bristol Myers Squibb, the expected timetable for completing the transaction, future opportunities for the combined businesses, the expected benefits of Bristol Myers Squibb’s acquisition of Karuna Therapeutics and the development and commercialization of Karuna Therapeutics’ product candidates, including the therapeutic and commercial potential of KarXT and Karuna Therapeutics’ other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond our control and could cause actual outcomes and results to differ materially from those expressed in, or implied by, the forward-looking statements. Actual results may differ materially because of numerous risks and uncertainties including with respect to (i) the approval of Karuna Therapeutics’ stockholders of the proposed acquisition, which may be delayed or may not be obtained, (ii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iii) the risk that legal proceedings may be instituted related to the merger agreement, (iv) any competing offers or acquisition proposals for Karuna Therapeutics, (v) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, including the response of business partners and competitors to the announcement of the proposed acquisition or difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. No forward-looking statement can be guaranteed. Forward-looking statements in this communication should be evaluated together with the many risks and uncertainties that affect Bristol Myers Squibb’s business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2022, and Karuna Therapeutics’ business, particularly those identified in the risk factors discussion in Karuna Therapeutics’ Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Bristol Myers Squibb or Karuna Therapeutics from time to time with the SEC. Neither Bristol Myers Squibb nor Karuna Therapeutics undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made and readers are cautioned not to place undue reliance on such statements.

5.	The following is a form of letter sent to business partners on December 22, 2023.

Dear Valued Partner,

I am excited to share that Bristol Myers Squibb announced an agreement to acquire Karuna Therapeutics, Inc., a biopharmaceutical company focused on delivering transformative medicines for people living with psychiatric and neurological conditions.

Karuna’s lead asset, KarXT, is an antipsychotic with a novel mechanism of action (MoA), which has resulted in compelling efficacy and a differentiated safety profile, and we believe it has the potential to improve the lives of millions of patients who have limited to no treatment options. KarXT has a PDUFA date of September 26, 2024 for the treatment of schizophrenia in adults. In addition to September’s PDUFA date, there are currently registrational clinical trials underway evaluating KarXT as an adjunctive therapy in schizophrenia, and as a first-in-disease treatment for Alzheimer’s disease psychosis. Bristol Myers Squib sees potential for KarXT in multiple other indications, including Bipolar I disorder and Alzheimer’s disease agitation.

With Bristol Myers Squibb’s long-standing expertise in developing and commercializing medicines on a global scale, and legacy of success in neuroscience, we believe we will be well-positioned to ensure KarXT and the other assets in Karuna’s pipeline reach those living with these diseases.

Until the transaction closes, which we expect in the first half of 2024, subject to customary closing conditions, Bristol Myers Squibb and Karuna will continue to operate as separate and independent companies.

As a valued partner, you have been critical to helping us create an impact. We look forward to continuing to work with you to serve patients and drive our mutual success. As always, if you have any questions, please feel free to reach out to me.

On behalf of all of us at Bristol Myers Squibb, I wish you a happy and healthy holiday season.

Sincerely,

NAME
TITLE, Bristol Myers Squibb

Additional Information and Where to Find It

In connection with the proposed acquisition of Karuna Therapeutics by Bristol Myers Squibb, Karuna Therapeutics intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Karuna Therapeutics in advance of the special meeting relating to the proposed acquisition. This communication is not a substitute for the proxy statement or any other document that may be filed by Karuna Therapeutics with the SEC. KARUNA THERAPEUTICS’ STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND KARUNA THERAPEUTICS WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Karuna Therapeutics, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Karuna Therapeutics make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Karuna Therapeutics’ website at https://karunatx.com/, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Bristol Myers Squibb, Karuna Therapeutics and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Karuna Therapeutics in connection with the proposed acquisition. Information regarding Bristol Myers Squibb’s directors and executive officers is contained in Bristol Myer Squibb’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Karuna Therapeutics’ directors and executive officers is contained in Karuna Therapeutics’ definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 27, 2023. To the extent holdings of Bristol Myers Squibb’s or Karuna Therapeutics’ securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Bristol Myers Squibb’s website at www.bms.com and Karuna Therapeutics’ website at https://karunatx.com/.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the proposed acquisition of Karuna Therapeutics by Bristol Myers Squibb, the expected timetable for completing the transaction, future opportunities for the combined businesses, the expected benefits of Bristol Myers Squibb’s acquisition of Karuna Therapeutics and the development and commercialization of Karuna Therapeutics’ product candidates, including the therapeutic and commercial potential of KarXT and Karuna Therapeutics’ other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond our control and could cause actual outcomes and results to differ materially from those expressed in, or implied by, the forward-looking statements. Actual results may differ materially because of numerous risks and uncertainties including with respect to (i) the approval of Karuna Therapeutics’ stockholders of the proposed acquisition, which may be delayed or may not be obtained, (ii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iii) the risk that legal proceedings may be instituted related to the merger agreement, (iv) any competing offers or acquisition proposals for Karuna Therapeutics, (v) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, including the response of business partners and competitors to the announcement of the proposed acquisition or difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. No forward-looking statement can be guaranteed. Forward-looking statements in this communication should be evaluated together with the many risks and uncertainties that affect Bristol Myers Squibb’s business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2022, and Karuna Therapeutics’ business, particularly those identified in the risk factors discussion in Karuna Therapeutics’ Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Bristol Myers Squibb or Karuna Therapeutics from time to time with the SEC. Neither Bristol Myers Squibb nor Karuna Therapeutics undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made and readers are cautioned not to place undue reliance on such statements.

6.	The following is a form of letter sent to patient advocacy groups on December 22, 2023.

Dear NAME,

I am excited to share that Bristol Myers Squibb announced an agreement to acquire Karuna Therapeutics, Inc., a biopharmaceutical company focused on delivering transformative medicines for people living with psychiatric and neurological conditions.

Karuna’s lead asset, KarXT, is an antipsychotic with a novel mechanism of action (MoA), which has resulted in a transformational profile in schizophrenia, with the potential to improve the lives of millions of patients who have limited to no treatment options. A significant portion of people with schizophrenia do not respond to currently available therapies and experience unacceptable side effects. In clinical trials, KarXT has demonstrated improvements in cognition and is not associated with common side effects of currently approved treatments. Karuna’s New Drug Application (NDA) for KarXT for the treatment of schizophrenia has a Prescription Drug User Fee Act (PDUFA) date of September 26, 2024.

We also believe KarXT has promise to address additional areas of significant unmet medical need in the neuropsychiatric space. In addition to September’s PDUFA date, there are currently registrational trials underway evaluating KarXT as an adjunctive therapy in schizophrenia, and as a first-in-disease treatment for Alzheimer’s associated psychosis, for which there are currently no approved treatments. Bristol Myers Squibb also sees potential for KarXT in multiple other indications, including Bipolar I disorder and Alzheimer’s disease agitation, as well as in Karuna’s early-stage and pre-clinical pipeline.

With Bristol Myers Squibb’s long-standing expertise in developing and commercializing medicines on a global scale, and legacy of success in neuroscience, we believe we will be well-positioned to ensure KarXT and the other assets in Karuna’s pipeline reach those living with these diseases.

In terms of next steps, we expect the transaction to close in the first half of 2024, subject to customary closing conditions. Until then, Bristol Myers Squibb and Karuna will continue to operate as separate and independent companies.

We appreciate all you do to advocate for patients and look forward to our continued partnership. As always, please feel free to reach out to me with any additional questions.

On behalf of all of us at Bristol Myers Squibb, I wish you a happy and healthy holiday season.

Sincerely,

NAME
TITLE, Bristol Myers Squibb

Additional Information and Where to Find It

In connection with the proposed acquisition of Karuna Therapeutics by Bristol Myers Squibb, Karuna Therapeutics intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Karuna Therapeutics in advance of the special meeting relating to the proposed acquisition. This communication is not a substitute for the proxy statement or any other document that may be filed by Karuna Therapeutics with the SEC. KARUNA THERAPEUTICS’ STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND KARUNA THERAPEUTICS WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Karuna Therapeutics, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Karuna Therapeutics make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Karuna Therapeutics’ website at https://karunatx.com/, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Bristol Myers Squibb, Karuna Therapeutics and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Karuna Therapeutics in connection with the proposed acquisition. Information regarding Bristol Myers Squibb’s directors and executive officers is contained in Bristol Myer Squibb’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Karuna Therapeutics’ directors and executive officers is contained in Karuna Therapeutics’ definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 27, 2023. To the extent holdings of Bristol Myers Squibb’s or Karuna Therapeutics’ securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Bristol Myers Squibb’s website at www.bms.com and Karuna Therapeutics’ website at https://karunatx.com/.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the proposed acquisition of Karuna Therapeutics by Bristol Myers Squibb, the expected timetable for completing the transaction, future opportunities for the combined businesses, the expected benefits of Bristol Myers Squibb’s acquisition of Karuna Therapeutics and the development and commercialization of Karuna Therapeutics’ product candidates, including the therapeutic and commercial potential of KarXT and Karuna Therapeutics’ other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond our control and could cause actual outcomes and results to differ materially from those expressed in, or implied by, the forward-looking statements. Actual results may differ materially because of numerous risks and uncertainties including with respect to (i) the approval of Karuna Therapeutics’ stockholders of the proposed acquisition, which may be delayed or may not be obtained, (ii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iii) the risk that legal proceedings may be instituted related to the merger agreement, (iv) any competing offers or acquisition proposals for Karuna Therapeutics, (v) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, including the response of business partners and competitors to the announcement of the proposed acquisition or difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. No forward-looking statement can be guaranteed. Forward-looking statements in this communication should be evaluated together with the many risks and uncertainties that affect Bristol Myers Squibb’s business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2022, and Karuna Therapeutics’ business, particularly those identified in the risk factors discussion in Karuna Therapeutics’ Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Bristol Myers Squibb or Karuna Therapeutics from time to time with the SEC. Neither Bristol Myers Squibb nor Karuna Therapeutics undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made and readers are cautioned not to place undue reliance on such statements.

7.	The following is a form of letter sent to regulators on December 22, 2023.

Dear NAME,

I am excited to share that Bristol Myers Squibb announced an agreement to acquire Karuna Therapeutics, Inc., a biopharmaceutical company focused on delivering transformative medicines for people living with psychiatric and neurological conditions.

Karuna’s lead asset, KarXT, is an antipsychotic with a novel mechanism of action (MoA), which has resulted in a transformational profile in schizophrenia, with the potential to improve the lives of millions of patients who have limited to no treatment options. A significant portion of people with schizophrenia do not respond to currently available therapies and experience unacceptable side effects. In clinical trials, KarXT has demonstrated improvements in cognition and is not associated with common side effects of currently approved treatments. Karuna’s New Drug Application (NDA) for KarXT for the treatment of schizophrenia has a Prescription Drug User Fee Act (PDUFA) date of September 26, 2024.

We also believe KarXT has promise to address additional areas of significant unmet medical need in the neuropsychiatric space. In addition to September’s PDUFA date, there are currently registrational trials underway evaluating KarXT as an adjunctive therapy in schizophrenia, and as a first-in-disease treatment for Alzheimer’s associated psychosis. Bristol Myers Squibb also sees potential for KarXT in multiple other indications, including Bipolar I disorder, and Alzheimer’s disease agitation, as well as in Karuna’s early-stage and pre-clinical pipeline.

With Bristol Myers Squibb’s long-standing expertise in developing and commercializing medicines on a global scale, and legacy of success in neuroscience, we believe we will be well-positioned to ensure KarXT and the other assets in Kodiak’s pipeline reach those living with these diseases.

We expect the transaction to close in the first half of 2024, subject to customary closing conditions. Until then, Bristol Myers Squibb and Karuna will continue to operate as separate and independent companies.

We value our relationship and appreciate your support. As always, please feel free to reach out to me with any additional questions.

On behalf of all of us at Bristol Myers Squibb, I wish you a happy and healthy holiday season.

Sincerely,

NAME
TITLE, Bristol Myers Squibb

Additional Information and Where to Find It

In connection with the proposed acquisition of Karuna Therapeutics by Bristol Myers Squibb, Karuna Therapeutics intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Karuna Therapeutics in advance of the special meeting relating to the proposed acquisition. This communication is not a substitute for the proxy statement or any other document that may be filed by Karuna Therapeutics with the SEC. KARUNA THERAPEUTICS’ STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND KARUNA THERAPEUTICS WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Karuna Therapeutics, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Karuna Therapeutics make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Karuna Therapeutics’ website at https://karunatx.com/, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Bristol Myers Squibb, Karuna Therapeutics and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Karuna Therapeutics in connection with the proposed acquisition. Information regarding Bristol Myers Squibb’s directors and executive officers is contained in Bristol Myer Squibb’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Karuna Therapeutics’ directors and executive officers is contained in Karuna Therapeutics’ definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 27, 2023. To the extent holdings of Bristol Myers Squibb’s or Karuna Therapeutics’ securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Bristol Myers Squibb’s website at www.bms.com and Karuna Therapeutics’ website at https://karunatx.com/.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the proposed acquisition of Karuna Therapeutics by Bristol Myers Squibb, the expected timetable for completing the transaction, future opportunities for the combined businesses, the expected benefits of Bristol Myers Squibb’s acquisition of Karuna Therapeutics and the development and commercialization of Karuna Therapeutics’ product candidates, including the therapeutic and commercial potential of KarXT and Karuna Therapeutics’ other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond our control and could cause actual outcomes and results to differ materially from those expressed in, or implied by, the forward-looking statements. Actual results may differ materially because of numerous risks and uncertainties including with respect to (i) the approval of Karuna Therapeutics’ stockholders of the proposed acquisition, which may be delayed or may not be obtained, (ii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iii) the risk that legal proceedings may be instituted related to the merger agreement, (iv) any competing offers or acquisition proposals for Karuna Therapeutics, (v) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, including the response of business partners and competitors to the announcement of the proposed acquisition or difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. No forward-looking statement can be guaranteed. Forward-looking statements in this communication should be evaluated together with the many risks and uncertainties that affect Bristol Myers Squibb’s business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2022, and Karuna Therapeutics’ business, particularly those identified in the risk factors discussion in Karuna Therapeutics’ Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Bristol Myers Squibb or Karuna Therapeutics from time to time with the SEC. Neither Bristol Myers Squibb nor Karuna Therapeutics undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made and readers are cautioned not to place undue reliance on such statements.